UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Third Avenue, 25th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2022, Angel Pond Holdings Corporation (the “Company”) received from J.P. Morgan Securities LLC (“J.P. Morgan”) a letter, dated May 18, 2022 (the “J.P. Morgan Letter”), pursuant to which J.P. Morgan terminated its role as a joint co-placement agent to the Company and MariaDB Corporation Ab (“MariaDB”) under the letter agreement, dated January 10, 2022, among J.P. Morgan, Angel Pond Capital LLC, the Company and MariaDB and its role as capital markets advisor to the Company under the letter agreement, dated January 31, 2022, between J.P. Morgan and the Company. J.P. Morgan waived its entitlement to the payment of any deferred compensation pursuant to the underwriting agreement, dated May 18, 2021 (the “Underwriting Agreement”), between the Company, on the one hand, and J.P. Morgan and Goldman Sachs (Asia) L.L.C., on the other, and disclaimed any responsibility for any portion of any registration statement that may be filed in connection with a potential business combination transaction.

On May 24, 2022, the Company received from Goldman Sachs & Co. LLC and Goldman Sachs (Asia) L.L.C. (together, “Goldman”) letters, dated May 12, 2022 (the “Goldman Letters”), pursuant to which Goldman resigned from its role as capital markets advisor to the Company and terminated its engagement with the Company under the engagement letter, dated January 30, 2022 between the Company Goldman Sachs & Co. LLC. Goldman Sachs (Asia) L.L.C. waived its entitlement to the payment of any deferred compensation pursuant to the Underwriting Agreement and disclaimed any responsibility for any portion of any registration statement that may be filed in connection with a potential business combination transaction.

The descriptions of the J.P. Morgan Letter and Goldman Letters in this Item 1.01 are qualified in their entirety by reference to the terms of the J.P. Morgan Letter and Goldman Letters, respectively, which are filed as Exhibit 10.14, 10.15 and 10.16 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.14	Letter, dated May 18, 2022, from J.P. Morgan to the Company.

10.15	Letter, dated May 12, 2022, from Goldman to the Company and Mangomill plc.

10.16	Letter, dated May 12, 2022, from Goldman to the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: May 24, 2022	By:	/s/ Theodore Wang
	Name:	Theodore Wang
	Title:	Chief Executive Officer